Exhibit 10(e)



                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made effective as of the ____ day of December, 1999, by and between RELM COMMUNICATIONS, INC., RELM WIRELESS CORPORATION, RXD, INC. (jointly, severally and collectively, "Borrower") and SUMMIT COMMERCIAL/GIBRALTAR CORP. ("Lender").


                                   BACKGROUND

         A. Pursuant to that certain Loan and Security Agreement dated February 26, 1999, by and between Borrower and Bank, Bank agreed to extend certain credit facilities to Borrower.

         B. Borrower and Bank have agreed to amend the Loan Agreement as described herein.

         C. All capitalized terms used herein and not separately defined shall have the meanings provided for such terms in the Loan Agreement.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Definitions.

            1.1 Borrowing Base. Section 1.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "1.5 "Borrowing Base" means (a) the sum of (i) an amount up to 85% of the Eligible Receivables, plus (ii) the lesser of (A) $3,750,000.00 or (B) the sum of (1) an amount up to 50% of the Value of that portion of Eligible Inventory consisting of finished goods and (2) an amount up to 20% of the Value of that portion of Eligible Inventory consisting of raw materials, minus (b) the Letter of Credit Reserve, minus (c) the sum of (i) a reserve in the amount of One Hundred Thousand Dollars ($100,000.00), (ii) the Fort Orange Note Reserve and (iii) the Mortgaged Property Reserve."

            1.2 Fort Orange Note Reserve. The following definition is hereby added to and made a part of Section 1 of the Loan Agreement as Section 1.27A thereof:

            "1.27A "Fort Orange Note Reserve" means, at all times after the sale of the Fort Orange Note, an amount equal to Three Hundred Fifty Thousand Dollars ($350,000.00)."

            1.3 Mortgaged Property Reserve. The following definition is hereby added to and made a part of Section 1 of the Loan Agreement as Section 1.41A thereof:

            "1.41A "Mortgaged Property Reserve" means, at all times after the sale of the Mortgaged Property, an amount equal to Six Hundred Fifty Thousand Dollars ($650,000.00)."

         2. Sale of Fort Orange Note. Lender consents to the sale by Borrower of the Fort Orange Note for an amount equal to One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (the "Note Sale Proceeds"). Borrower shall cause the purchaser of the Fort Orange Note to pay the Note Sale Proceeds directly to Lender. Lender shall apply the Note Sale Proceeds to reduce the outstanding principal balance under the Line. Upon receipt by Lender in immediately available funds of the Note Sale Proceeds, Lender shall deliver the original Fort Orange Note to the purchaser thereof and shall release its security interest therein.

         3. Sale of Mortgaged Property. Lender consents to the sale by Borrower of the Mortgaged Property. Borrower represents and warrants that the proceeds of the sale of the Mortgaged Property remaining after paying all indebtedness secured by any mortgage liens encumbering the Mortgaged Property and all closing costs in connection with the sale of the Mortgaged Property shall equal One Million Two Hundred Thousand Dollars ($1,200,000.00) (the"Property Sale Proceeds"). Borrower shall cause the purchaser of the Mortgaged Property to pay the Property Sale Proceeds directly to Lender. Lender shall apply the Property Sale Proceeds to reduce the outstanding principal balance under the Line.

         4. Amendment Fee. On the date hereof, Borrower shall pay to Lender an amendment fee equal to Ten Thousand Dollars ($10,000.00), which fee may be charged to the Line.

         5. Additional Documents; Further Assurances. Borrower shall execute and deliver or cause to be executed and delivered to Lender any and all documents, agreements, corporate resolutions, certificates and opinions as Lender shall request in connection with the execution and delivery of this Amendment or any documents in connection herewith, all of which shall be in form and content acceptable to Lender in its sole discretion.

         6. Further Agreements and Representations of Borrower. Borrower does hereby:

                  (1) ratify, confirm and acknowledge that, as amended hereby, the Loan Agreement and the other Loan Documents are valid, binding and in full force and effect;

                  (2) covenant and agree to perform all of its obligations under the Loan Agreement and the other Loan Documents, as amended;

                  (3) acknowledge and agree that as of the date hereof Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Lender Indebtedness or the enforcement of any of the terms of the Loan Agreement or the other Loan Documents, as amended;

                  (4) acknowledge and agree that all representations and warranties of Borrower contained in the Loan Agreement and/or the other Loan Documents, as amended, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

                  (5) represent and warrant that no Event of Default exists or will exist upon the delivery of notice, passage of time or both, and all information described in the foregoing Background is true and accurate; and

                  (6) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the other Loan Documents and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to the Bank therein, which liens, security interests, rights and remedies are hereby ratified, confirmed, extended and continued as security for the Bank Indebtedness.

         7. Costs and Expenses. In addition to the fee set forth in Section 4 hereof, upon execution of this Amendment, Borrower shall pay to Lender all costs and expenses incurred by Lender in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Lender's attorneys' fees and costs.

         8. Inconsistencies. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Loan Agreement or the other


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



Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Loan Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect.

         9. Construction. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

         10. No Waiver. Nothing contained herein is intended to nor shall it constitute a waiver by Lender of any rights and remedies available to it at law or in equity or as provided in the Loan Agreement or in the Loan Documents.

         11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the day and year first above written.


                                        RELM COMMUNICATIONS, INC.


                                        By: ____________________________________
                                            William P. Kelly, Vice President/CFO
(CORPORATE SEAL)



                                        RELM WIRELESS CORPORATION


                                        By: ____________________________________
                                            William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                                        RXD, INC.


                                        By: ____________________________________
                                            William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                                        SUMMIT COMMERCIAL/GIBRALTAR CORP.

                                        By:___________________________________

                                        Name/Title:___________________________


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



         The undersigned, intending to be legally bound hereby, acknowledge and agree (a) to the terms of the foregoing Amendment; (b) that the foregoing Amendment shall not in any way adversely affect or impair the obligations of the undersigned to Lender under those certain Surety Agreements from the undersigned to Lender, each dated February 26, 1999, or under any documents in connection therewith or collateral thereto; and (c) that such Surety Agreement and all such other documents are hereby ratified, confirmed and continued as of this ______ day of December, 1999.


EDGO PROPERTIES, INC.


                                        By: ____________________________________
                                            William P. Kelly, Vice President/CFO
(CORPORATE SEAL)


                                        RELM COMMUNICATIONS OF FLORIDA, INC.


                                        By: ____________________________________
                                            William P. Kelly, Vice President/CFO
(CORPORATE SEAL)





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